SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2004
                              _____________________


                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


        New Jersey                     33-18978                  22-1441806
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


         728 Garden St
     Carlstadt, New Jersey                                (201) 933-1600
     (Address of principal                       (Registrant's telephone number,
      executive offices)                                including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

     On June 22, 2004, Tel-Instrument Electronics Corp issued a press release announcing its results for the year ended March 31, 2004. A copy of this press release is attached hereto.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                               TEL-INSTRUMENT ELECTRONICS CORP


Date:  June 22, 2004                           By  /s/ Harold K. Fletcher
                                                 -------------------------------
                                                   /s/ Harold K. Fletcher
                                                   Chairman and President